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                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): May 24, 2006
                                                  ------------------------------

                              POSSIS MEDICAL, INC.
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             (Exact name of registrant as specified in its charter)


         Minnesota                     0-944                    41-0783184
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
    of incorporation)                                       Identification No.)


9055 Evergreen Boulevard NW, Minneapolis, MN                   55433-8003
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code   763-780-4555
                                                    ----------------------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

     Section 9 -- Financial Statements and Exhibits

          Item 9.01 Financial Statements and Exhibits

          On May 24, 2006, the Company issued a press release reporting operating results for its fiscal year 2006 third quarter ending April 30, 2006. A copy of this press release is filed herewith as Exhibit
          99.1 to this Report and is incorporated herein by reference.

     [c]  Exhibits

     99.1 Press Release, dated May 24, 2006, issued by Possis Medical, Inc.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Possis Medical, Inc.
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(Registrant)

Date:  May 24, 2006
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By:     /s/ Jules L. Fisher
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            Jules L. Fisher
            Vice President, Finance and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release, dated May 24, 2006, issued by Possis Medical, Inc.